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                                                                      EXHIBIT 23


INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in Registration Statement Nos. 333-12313, 333-62959 and 333-88803 on Form S-8 of Brooktrout, Inc. of our
reports dated February 3, 2000, appearing and incorporated by reference in this Annual Report on Form 10-K of Brooktrout, Inc. for the year ended December 31, 1999.

Boston, Massachusetts
March 30, 2000